Exhibit 99.2
United Parcel Service, Inc.
Selected Financial Data - Fourth Quarter
(unaudited)

	Three Months Ended
	December 31
	2018	2017	Change	% Change
(amounts in millions, except per share data)
Statement of Income Data:
Revenue:
U.S. Domestic Package	$12,575	$11,833	$742	6.3%
International Package	3,829	3,721	108	2.9%
Supply Chain & Freight	3,444	3,421	23	0.7%
Total revenue	19,848	18,975	873	4.6%

Operating expenses:
Compensation and benefits	10,151	9,545	606	6.3%
Other	7,693	7,367	326	4.4%
Total operating expenses	17,844	16,912	932	5.5%

Operating profit:
U.S. Domestic Package	999	1,087	(88)	(8.1)%
International Package	781	735	46	6.3%
Supply Chain & Freight	224	241	(17)	(7.1)%
Total operating profit	2,004	2,063	(59)	(2.9)%

Other income (expense):
Other pension income (expense)	(1,343)	(586)	(757)	129.2%
Investment income	30	23	7	30.4%
Interest expense	(148)	(129)	(19)	14.7%
Total other income (expense)	(1,461)	(692)	(769)	111.1%

Income before income taxes	543	1,371	(828)	(60.4)%

Income tax expense	90	275	(185)	(67.3)%

Net income	$453	$1,096	$(643)	(58.7)%

Net income as a percentage of revenue	2.3%	5.8%

Per share amounts:
Basic earnings per share	$0.52	$1.26	$(0.74)	(58.7)%
Diluted earnings per share	$0.52	$1.26	$(0.74)	(58.7)%

Weighted-average shares outstanding:
Basic	865	867	(2)	(0.2)%
Diluted	869	872	(3)	(0.3)%

As adjusted income data:
Operating profit:
U.S. Domestic Package (1)	$999	$1,087	$(88)	(8.1)%
International Package (1)	781	735	46	6.3%
Supply Chain & Freight (1)	224	241	(17)	(7.1)%
Total operating profit (1)	2,004	2,063	(59)	(2.9)%

Total other income (expense) (1)	166	108	58	53.7%
Income before income taxes (1)	$2,170	$2,171	$(1)	0.0%
Net income (2)	$1,690	$1,445	$245	17.0%

Basic earnings per share (2)	$1.95	$1.67	$0.28	16.8%
Diluted earnings per share (2)	$1.94	$1.66	$0.28	16.9%
(1) Fourth quarter 2018 total other income (expense) and consolidated income before income taxes excludes the impact of an increase in pension expense due to a mark-to-market loss recognized outside of a 10% corridor of $1.627 billion.

Fourth quarter 2017 total other income (expense) and consolidated income before income taxes excludes the impact of an increase in pension expense due to a mark-to-market loss recognized outside of a 10% corridor of $800 million.

(2) Fourth quarter 2018 net income and earnings per share amounts exclude the after-tax impact of the adjustment described in (1), which decreased net income by $1.237 billion.

Fourth quarter 2017 net income and earnings per share amounts exclude the after-tax impact of the adjustment described in (1), which decreased net income by $607 million. 2017 net income also excludes income tax benefits of $258 million attributable to the 2017 Tax Cuts and Job Acts.

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Selected Operating Data - Fourth Quarter
(unaudited)

	Three Months Ended
	December 31
	2018	2017	Change	% Change

Revenue (in millions):
U.S. Domestic Package:
Next Day Air	$2,108	$1,902	$206	10.8%
Deferred	1,537	1,431	106	7.4%
Ground	8,930	8,500	430	5.1%
Total U.S. Domestic Package	12,575	11,833	742	6.3%
International Package:
Domestic	780	737	43	5.8%
Export	2,900	2,839	61	2.1%
Cargo and Other	149	145	4	2.8%
Total International Package	3,829	3,721	108	2.9%
Supply Chain & Freight:
Forwarding	1,644	1,627	17	1.0%
Forwarding and Logistics	878	823	55	6.7%
Freight	721	760	(39)	(5.1)%
Other	201	211	(10)	(4.7)%
Total Supply Chain & Freight	3,444	3,421	23	0.7%
Consolidated	$19,848	$18,975	$873	4.6%

Consolidated volume (in millions)	1,535	1,515	20	1.3%

Operating weekdays	62	63	(1)	(1.6)%

Average Daily Package Volume (in thousands):
U.S. Domestic Package:
Next Day Air	1,789	1,660	129	7.8%
Deferred	1,962	1,872	90	4.8%
Ground	17,482	17,076	406	2.4%
Total U.S. Domestic Package	21,233	20,608	625	3.0%
International Package:
Domestic	1,912	1,853	59	3.2%
Export	1,623	1,585	38	2.4%
Total International Package	3,535	3,438	97	2.8%
Consolidated	24,768	24,046	722	3.0%

Average Revenue Per Piece:
U.S. Domestic Package:
Next Day Air	$19.01	$18.18	$0.83	4.6%
Deferred	12.64	12.14	0.50	4.1%
Ground	8.24	7.90	0.34	4.3%
Total U.S. Domestic Package	9.55	9.11	0.44	4.8%
International Package:
Domestic	6.58	6.31	0.27	4.3%
Export	28.82	28.43	0.39	1.4%
Total International Package	16.79	16.51	0.28	1.7%
Consolidated	$10.59	$10.17	$0.42	4.1%

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Supplemental Analysis of Currency and UPS Freight

Currency Neutral Revenue Per Piece
(unaudited)

	Three Months Ended				Currency
	December 31			Neutral
	2018	2017	% Change	Currency	2018*	% Change
Average Revenue Per Piece:
International Package:
Domestic	$6.58	$6.31	4.3%	$0.22	$6.80	7.8%
Export	28.82	28.43	1.4%	0.63	29.45	3.6%
Total International Package	$16.79	$16.51	1.7%	$0.42	$17.21	4.2%

Consolidated	$10.59	$10.17	4.1%	$0.05	$10.64	4.6%
*Amounts adjusted for period over period foreign currency exchange rate and hedging differences

Currency Neutral Revenue
(unaudited)

	Three Months Ended				Currency
	December 31			Neutral
	2018	2017	% Change	Currency	2018*	% Change
Revenue (in millions):
U.S. Domestic Package	$12,575	$11,833	6.3%	$—	$12,575	6.3%
International Package	3,829	3,721	2.9%	92	3,921	5.4%
Supply Chain & Freight	3,444	3,421	0.7%	24	3,468	1.4%
Total revenue	$19,848	$18,975	4.6%	$116	$19,964	5.2%
*Amounts adjusted for period over period foreign currency exchange rate and hedging differences

Currency Neutral Operating Profit
(unaudited)
	Three Months Ended				Currency
	December 31				Neutral
	2018	2017	% Change	Currency	2018*	% Change
Operating Profit (in millions):
U.S. Domestic Package	$999	$1,087	(8.1)%	$—	$999	(8.1)%
International Package	781	735	6.3%	26	807	9.8%
Supply Chain & Freight	224	241	(7.1)%	—	224	(7.1)%
Total operating profit	$2,004	$2,063	(2.9)%	$26	$2,030	(1.6)%
* Amounts adjusted for period over period foreign currency exchange rate and hedging differences

UPS Freight Selected Operating Data - Fourth Quarter
(unaudited)

	Three Months Ended
	December 31
	2018	2017	Change	% Change
LTL revenue (in millions)	$584	$655	$(71)	(10.8)%
LTL revenue per LTL hundredweight	$26.36	$24.65	$1.71	6.9%

LTL shipments (in thousands)	2,010	2,471	(461)	(18.7)%
LTL shipments per day (in thousands)	32.4	40.5	(8.1)	(20.0)%

LTL gross weight hauled (in millions of pounds)	2,214	2,657	(443)	(16.7)%
LTL weight per shipment (in pounds)	1,102	1,075	27	2.5%

Operating weekdays	62	61	1	1.6%

United Parcel Service, Inc.
Detail of Other Operating Expenses - Fourth Quarter
(unaudited)

	Three Months Ended
	December 31
	2018	2017	Change	% Change
(in millions)
Repairs and Maintenance	$438	$420	$18	4.3%
Depreciation and Amortization	545	594	(49)	(8.2)%
Purchased Transportation	3,839	3,705	134	3.6%
Fuel	958	817	141	17.3%
Other Occupancy	359	310	49	15.8%
Other Expenses	1,554	1,521	33	2.2%
Total Other Operating Expenses	$7,693	$7,367	$326	4.4%

Detail of Other Pension Income (Expense) - Fourth Quarter
(unaudited)

	Three Months Ended
	December 31
(in millions)	2018	2017	Change	% Change
U.S. Domestic Package	$227	$164	$63	38.4%
International Package	20	19	1	5.3%
Supply Chain & Freight	37	31	6	19.4%
Total other pension income (expense)	$284	$214	$70	32.7%

Pension Mark-to-Market Loss	$(1,627)	$(800)	$(827)	103.4%
Total other pension income (expense)	$(1,343)	$(586)	$(757)	129.2%

Earnings Per Share and Share Data - Fourth Quarter
(unaudited)

	Three Months Ended
	December 31
	2018	2017
(amounts in millions, except per share data)
Numerator:
Net income	$453	$1,096

Denominator:
Weighted-average shares	859	861
Deferred compensation obligations	1	1
Vested portion of restricted units	5	5
Denominator for basic earnings per share	865	867

Effect of dilutive securities:
Restricted units	4	4
Stock options	—	1
Denominator for diluted earnings per share	869	872

Basic earnings per share	$0.52	$1.26

Diluted earnings per share	$0.52	$1.26

Detail of shares outstanding as of December 31, 2018:

Class A shares	163
Class B shares	695
Total shares outstanding	858

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Selected Financial Data - Year to Date
(unaudited)

	Twelve Months Ended
	December 31,
	2018	2017	Change	% Change
(amounts in millions, except per share data)
Statement of Income Data:
Revenue:
U.S. Domestic Package	$43,593	$40,761	$2,832	6.9%
International Package	14,442	13,342	1,100	8.2%
Supply Chain & Freight	13,826	12,482	1,344	10.8%
Total revenue	71,861	66,585	5,276	7.9%

Operating expenses:
Compensation and benefits	37,235	34,577	2,658	7.7%
Other	27,602	24,479	3,123	12.8%
Total operating expenses	64,837	59,056	5,781	9.8%

Operating profit:
U.S. Domestic Package	3,643	4,303	(660)	(15.3)%
International Package	2,529	2,429	100	4.1%
Supply Chain & Freight	852	797	55	6.9%
Total operating profit	7,024	7,529	(505)	(6.7)%

Other income (expense):
Other pension income (expense)	(490)	(11)	(479)	N/A
Investment income	90	72	18	25.0%
Interest expense	(605)	(453)	(152)	33.6%
Total other income (expense)	(1,005)	(392)	(613)	156.4%

Income before income taxes	6,019	7,137	(1,118)	(15.7)%

Income tax expense	1,228	2,232	(1,004)	(45.0)%

Net income	$4,791	$4,905	$(114)	(2.3)%

Net income as a percentage of revenue	6.7%	7.4%

Per share amounts
Basic earnings per share	$5.53	$5.63	$(0.10)	(1.8)%
Diluted earnings per share	$5.51	$5.61	$(0.10)	(1.8)%

Weighted-average shares outstanding
Basic	866	871	(5)	(0.6)%
Diluted	870	875	(5)	(0.6)%

As adjusted income data:
Operating profit:
U.S. Domestic Package (1)	$3,878	$4,303	$(425)	(9.9)%
International Package (1)	2,605	2,429	176	7.2%
Supply Chain & Freight (1)	901	797	104	13.0%
Total operating profit (1)	7,384	7,529	(145)	(1.9)%

Total other income (expense) (2)	$622	$408	$214	52.5%
Income before income taxes (1) (2)	$8,006	$7,937	$69	0.9%
Net income (3)	$6,301	$5,254	$1,047	19.9%

Basic earnings per share (3)	$7.28	$6.03	$1.25	20.7%
Diluted earnings per share (3)	$7.24	$6.00	$1.24	20.7%
(1) 2018 operating profit and consolidated income before income taxes excludes the impact of $360 million of transformation strategy costs. These costs are allocated between the U.S. Domestic Package segment ($235 million), International Package segment ($76 million) and Supply Chain & Freight segment ($49 million).

(2) 2018 total other income (expense) and consolidated income before income taxes excludes the impact of an increase in pension expense due to a mark-to-market loss recognized outside of a 10% corridor of $1.627 billion.

2017 total other income (expense) and consolidated income before income taxes excludes the impact of an increase in pension expense due to a mark-to-market loss recognized outside of a 10% corridor of $800 million.

(3) 2018 net income and earnings per share amounts exclude the after-tax impact of the adjustments described in (1) and (2), which decreased net income by $1.510 billion.

2017 net income and earnings per share amounts exclude the after-tax impact of the adjustment described in (2), which decreased net income by $607 million. 2017 net income also excludes income tax benefits of $258 million attributable to the 2017 Tax Cuts and Jobs Act.

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Selected Operating Data - Year to Date
(unaudited)

	Twelve Months Ended
	December 31
	2018	2017	Change	% Change

Revenue (in millions):
U.S. Domestic Package:
Next Day Air	$7,618	$7,088	$530	7.5%
Deferred	4,752	4,422	330	7.5%
Ground	31,223	29,251	1,972	6.7%
Total U.S. Domestic Package	43,593	40,761	2,832	6.9%
International Package:
Domestic	2,874	2,646	228	8.6%
Export	10,973	10,170	803	7.9%
Cargo and Other	595	526	69	13.1%
Total International Package	14,442	13,342	1,100	8.2%
Supply Chain & Freight:
Forwarding	6,580	5,674	906	16.0%
Logistics	3,234	3,017	217	7.2%
Freight	3,218	3,000	218	7.3%
Other	794	791	3	0.4%
Total Supply Chain & Freight	13,826	12,482	1,344	10.8%
Consolidated	$71,861	$66,585	$5,276	7.9%

Consolidated volume (in millions)	5,231	5,088	143	2.8%

Operating weekdays	253	254	(1)	(0.4)%

Average Daily Package Volume (in thousands):
U.S. Domestic Package:
Next Day Air	1,542	1,460	82	5.6%
Deferred	1,432	1,400	32	2.3%
Ground	14,498	14,060	438	3.1%
Total U.S. Domestic Package	17,472	16,920	552	3.3%
International Package:
Domestic	1,723	1,715	8	0.5%
Export	1,482	1,395	87	6.2%
Total International Package	3,205	3,110	95	3.1%
Consolidated	20,677	20,030	647	3.2%

Average Revenue Per Piece:
U.S. Domestic Package:
Next Day Air	$19.53	$19.11	$0.42	2.2%
Deferred	13.12	12.44	0.68	5.5%
Ground	8.51	8.19	0.32	3.9%
Total U.S. Domestic Package	9.86	9.48	0.38	4.0%
International Package:
Domestic	6.59	6.07	0.52	8.6%
Export	29.27	28.70	0.57	2.0%
Total International Package	17.08	16.22	0.86	5.3%
Consolidated	$10.98	$10.53	$0.45	4.3%

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Supplemental Analysis of Currency and UPS Freight

Currency Neutral Revenue Per Piece
(unaudited)

	Twelve Months Ended				Currency
	December 31			Neutral
	2018	2017	% Change	Currency	2018*	% Change
Average Revenue Per Piece:
International Package:
Domestic	$6.59	$6.07	8.6%	$(0.19)	$6.40	5.4%
Export	29.27	28.70	2.0%	(0.16)	29.11	1.4%
Total International Package	$17.08	$16.22	5.3%	$(0.18)	$16.90	4.2%

Consolidated	$10.98	$10.53	4.3%	$(0.03)	$10.95	4.0%
*Amounts adjusted for period over period foreign currency exchange rate and hedging differences

Currency Neutral Revenue
(unaudited)

	Twelve Months Ended				Currency
	December 31			Neutral
	2018	2017	% Change	Currency	2018*	% Change
Revenue (in millions):
U.S. Domestic Package	$43,593	$40,761	6.9%	$—	$43,593	6.9%
International Package	14,442	13,342	8.2%	(147)	$14,295	7.1%
Supply Chain & Freight	13,826	12,482	10.8%	(39)	13,787	10.5%
Total revenue	$71,861	$66,585	7.9%	$(186)	$71,675	7.6%
*Amounts adjusted for period over period foreign currency exchange rate and hedging differences

Currency Neutral Operating Profit
(unaudited)

	Tweleve Months Ended				Currency
	December 31				Neutral
	2018*	2017	% Change	Currency	2018**	% Change
As-Adjusted Operating Profit (in millions):
U.S. Domestic Package	$3,878	$4,303	(9.9)%	$—	$3,878	(9.9)%
International Package	2,605	2,429	7.2%	10	2,615	7.7%
Supply Chain & Freight	901	797	13.0%	5	906	13.7%
Total operating profit	$7,384	$7,529	(1.9)%	$15	$7,399	(1.7)%
* Amounts adjusted for Transformation strategy costs
** Amounts adjusted for Transformation strategy costs and period over period foreign currency exchange rate and hedging differences
UPS Freight Selected Operating Data - Year to Date
(unaudited)

	Tweleve Months Ended
	December 31
	2018	2017	Change	% Change
LTL revenue (in millions)	$2,706	$2,598	$108	4.2%
LTL revenue per LTL hundredweight	$25.52	$24.08	$1.44	6.0%

LTL shipments (in thousands)	9,720	10,210	(490)	(4.8)%
LTL shipments per day (in thousands)	38.4	40.5	(2.1)	(5.2)%

LTL gross weight hauled (in millions of pounds)	10,605	10,788	(183)	(1.7)%
LTL weight per shipment (in pounds)	1,091	1,057	34	3.2%

Operating weekdays	253	252	1	0.4%

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Detail of Other Operating Expenses - Year to Date
(unaudited)

	Twelve Months Ended
	December 31
	2018	2017	Change	% Change
(in millions)
Repairs and Maintenance	$1,732	$1,601	$131	8.2%
Depreciation and Amortization	2,207	2,282	(75)	(3.3)%
Purchased Transportation	13,409	11,696	1,713	14.6%
Fuel	3,427	2,690	737	27.4%
Other Occupancy	1,362	1,155	207	17.9%
Other Expenses	5,465	5,055	410	8.1%
Total Other Operating Expenses	27,602	24,479	3,123	12.8%

Detail of Other Pension Income (Expense) - Year to Date
(unaudited)

	Twelve Months Ended
	December 31
(in millions)	2018	2017	Change	% Change
U.S. Domestic Package	$908	$605	$303	50.1%
International Package	80	66	14	21.2%
Supply Chain & Freight	149	118	31	26.3%
Total other pension income (expense)	$1,137	$789	$348	44.1%

Pension Mark-to-Market Loss	$(1,627)	$(800)	$(827)	103.4%
Total other pension income (expense)	$(490)	$(11)	$(479)	N/A

Earnings Per Share and Share Data - Year to Date
(unaudited)

	Twelve Months Ended
	December 31
	2018	2017
(amounts in millions, except per share data)
Numerator:
Net income	$4,791	$4,905

Denominator:
Weighted-average shares	860	865
Deferred compensation obligations	1	1
Vested portion of restricted units	5	5
Denominator for basic earnings per share	866	872

Effect of dilutive securities:
Restricted units	4	3
Stock options	—	1
Denominator for diluted earnings per share	870	875

Basic earnings per share	$5.53	$5.63

Diluted earnings per share	$5.51	$5.61

Certain prior year amounts have been reclassified to conform to the current year presentation

United Parcel Service, Inc.
Consolidated Balance Sheets - December 31, 2018 and December 31, 2017
(unaudited)

	December 31, 2018	December 31, 2017
(amounts in millions)

ASSETS
Current Assets:
Cash and marketable securities	$5,035	$4,069
Other current assets	10,696	11,649
Total Current Assets	15,731	15,718
Property, Plant and Equipment	54,488	48,726
Less accumulated depreciation and amortization	27,912	26,608
	26,576	22,118
Other Assets	7,282	7,738
	$49,589	$45,574

LIABILITIES AND SHAREOWNERS' EQUITY
Current Liabilities	$14,087	$12,886
Long-Term Debt	19,931	20,278
Pension and Postretirement Benefit Obligations	8,347	7,061
Deferred Taxes, Credits and Other Liabilities	4,187	4,325
Shareowners' Equity	3,037	1,024
	$49,589	$45,574

Amounts are subject to reclassification.

United Parcel Service, Inc.
Selected Cash Flow Data
(unaudited)

Net Increase (Decrease) in Cash, Cash Equivalents and Restricted Cash
Preliminary
Year-to-Date
(amounts in millions)	December 31
Cash flows from operating activities	$12,711
Cash flows used in investing activities	(6,330)
Cash flows used in financing activities	(5,692)

Effect of exchange rate changes on cash, cash equivalents and restricted cash	(91)
Net increase in cash, cash equivalents and restricted cash	$598

Reconciliation of Adjusted Capital Expenditures and Free Cash Flow (non-GAAP measures)
Preliminary
Year-to-Date
(amounts in millions)	December 31
Cash flows from operating activities	$12,711
Capital expenditures	(6,283)
Principal repayments of capital lease obligations	(340)
Adjusted Capital Expenditures (non-GAAP measure)	$(6,623)
Proceed from disposal of PP&E	37
Net change in finance receivables	4
Other investing activities	1
Adjusted Free cash flow (non-GAAP measure)	$6,130

Amounts are subject to reclassification.

United Parcel Service, Inc.
Aircraft Fleet - as of December 31, 2018
(unaudited)

Description	Owned and Capital Leases	Leases & Charters from Others	On Order	Under Option
Operating:
Boeing 757-200	75	—	—	—
Boeing 767-200	—	2	—	—
Boeing 767-300	59	—	9	—
Boeing 767-300BCF	3	—	—	—
Airbus A300-600	52	—	—	—
Boeing MD-11	37	5	—	—
Boeing 747-400F	11	—	—	—
Boeing 747-400BCF	2	—	—	—
Boeing 747-8F	9	—	19	—
Other	—	309	—	—

Total	248	316	28	—